Supplementary Agreement to Business Cooperation Agreement

业务合作协议补充协议

THIS SUPPLEMENTARY AGREEMENT (hereinafter referred to as "this Agreement") is made and entered into onJune 3, 2019 between:
本业务合作协议补充协议（本"协议"）由以下双方于二零一九年六月三日签署：

Party A 甲方：西安中旅国际旅行社有限责任公司
Address 地址：西安市经济技术开发区凤城四路四号西安国际企业中心B座18层

Party B 乙方：GJ Culture Group US, Inc
Address 地址：4125 Blackhawk Plaza Circle, Suite 166, Danville, CA 94506

(In this Agreement, each a "Party", collectively the "Parties".)
（甲方和乙方单独称"一方"；合称"双方"）

WHEREAS, for objective factors such as the situation between China and US at present stage and time coordination of participants in tour camp, the Parties have formulated this Agreement on the basis of the Business Cooperation Agreement (hereinafter referred to as the "Original Agreement") signed by the the Parties on March 5, 2019, based on the principle of equality, mutual benefit and consensus.
鉴于，现阶段中美之间的情况以及游学营报名人员时间协调等客观原因，甲乙双方本着平等互利、协商一致的原则，就双方于二零一九年三月五日签订的《业务合作协议》（以下称"原协议"）基础上制定本协议。

Upon friendly discussions, the Parties hereby agree as follows:
双方通过友好协商达成协议如下：

1. DEFINITIONS 定义

Unless otherwise defined in this Supplementary Agreement or the context otherwise requires, all terms used in this Agreement shall have the same meanings ascribed to them in the Original Agreement.
本协议中所有术语，除非另有说明，否则其定义与原协议中的定义相同。

2. AMENDMENDED OF SERVICE SCHEDULE FOR THE TRADITIONAL EDUCATION RELATED TOUR CAMP 修正与传统教育相关的游学营的服务时间表

Agreed on article 2.3 in the Original Agreement, Party A shall be the organizer of the traditional education related tour camp from the U.S. to Xi'An, China (the "Camp"), during the period from July to August, starting 2019, which targets U.S. students, families, Chinese culture and art enthusiasts, and others who wish to participate. Now affected by above-mentioned objective

factors, the Parties agree to put off the organizing time of the Camp to the period from January to February, 2020 or from July to August, every year since 2020.
原协议 2.3 条约定，甲方是从美国到中国西安的传统教育相关的游学营（“游学营”）的组织方，该游学营从 2019 年起于每年的 7 月到 8 月间举办，其目标客户是在美国的学生、家庭、中国文化艺术爱好者及其他有意愿的参加者。现因上述客观因素的影响，将时间推迟至 2020 年 1 月到 2 月举办，或者从 2020 年起于每年的 7 月到 8 月举办。

3. EFFECT OF THIS SUPPLEMENTARY AGREEMENT ON THE ORIGINAL AGREEMENT

After goes into effect, this Agreement and the Original Agreement shall be read and construed as one and the same document and this Agreement shall be considered to be a part of the Original Agreement, and has the same legal effect as the Original Agreement.
本协议生效后，即应与原协议视为同一份文件并成为原协议不可分割的组成部分，与原协议具有同等的法律效力。

4. MISCELLANEOUS 其他

This Agreement is written in English and translated into Chinese. In the event of any discrepancy between the two versions, the English version shall prevail. This Agreement is made with two (2) original copies, with one (1) original to be retained by each Party hereto.
本协议以英文书写并附中文译文。当两种文本出现歧义时，以英文文本为准。本协议一式贰（2）份，协议双方各执一（1）份。

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[Signature Page of Supplementary Agreement to Business Cooperation Agreement]

本页为《业务合作协议补充协议》签署页

IN WITNESS WHEREOF, the following Parties have executed this Supplementary Agreement of Business Cooperation Agreement to be executed on the date first above written.

兹此为证，本业务合作协议补充协议由以下双方于文首之日签署并执行。

西安中旅国际旅行社有限责任公司（盖章）

By 签字:

Name 姓名:

Title 职位: 经理

GJ Culture Group US, Inc

By 签字:

Name 姓名: Sanjun Kuang

Title 职位: CEO